                                                                       EXHIBIT 2


                             Joint Filing Agreement

        The undersigned acknowledge and agree that the foregoing statement on
Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G will be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each will be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but will not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated: February 14, 2000



                                    JAMIE KELLNER

                                    /s/ JAMIE KELLNER
                                    --------------------------------


                                    DOUG GEALY

                                    /s/ DOUG GEALY
                                    --------------------------------


                                    THOMAS ALLEN

                                    /s/ THOMAS ALLEN
                                    --------------------------------


                                    MICHAEL ROBERTS

                                    /s/ MICHAEL ROBERTS
                                    --------------------------------


                                    THOMAS EMBRESCIA

                                    /s/ THOMAS EMBRESCIA
                                    --------------------------------

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                                    BANCBOSTON VENTURES, INC

                                    By: /s/ William O. Charman
                                       -------------------------------
                                    Name:  William O. Charman
                                    Title: Director


                                    ALTA COMMUNICATIONS VI, L.P.

                                    By: Alta Communications VI Management
                                        Partners, L.P.,
                                        its general partner


                                    By: /s/ Eileen McCarthy
                                       -------------------------------
                                    Name:  Eileen McCarthy
                                    Title: G.P.


                                    ALTA COMM S-BY-S, LLC


                                    By: /s/ Eileen McCarthy
                                       -------------------------------
                                    Name:  Eileen McCarthy, a member


                                    ALTA SUBORDINATED DEBT PARTNERS III, L.P.

                                    By: Alta Subordinated Debt Management III,
                                        L.P.,
                                        its general partner


                                    By: /s/ Eileen McCarthy
                                       -------------------------------
                                    Name:  Eileen McCarthy
                                    Title: G.P.

                                    CEA CAPITAL PARTNERS USA, L.P.

                                    By: CEA Management Corp.,
                                        its authorized representative


                                    By: /s/ James J. Collis
                                       -------------------------------
                                    Name:  James J. Collis
                                    Title  Executive Vice President


                                    CEA CAPITAL PARTNERS USA CI L.P.

                                    By: CEA Management Corp.,
                                        its authorized representative


                                    By: /s/ James J. Collis
                                       -------------------------------
                                    Name:  James J. Collis
                                    Title  Executive Vice President

                                    TCW SHARED OPPORTUNITY FUND II, L.P.

                                    By:  TCW Investment Management Company,
                                    its Investment Manager

                                    By: /s/ Daryll Schall
                                       ---------------------------
                                    Name:  Daryll Schall
                                    Title: Senior Vice President

                                    By: /s/ Melissa V. Weiler
                                       ---------------------------
                                    Name:  Melissa V. Weiler
                                    Title: Managing Director


                                    TCW LEVERAGED INCOME TRUST, L.P.

                                    By:  TCW Investment Management Company,
                                    its Investment Manager

                                    By: /s/ Daryll Schall
                                       ----------------------------
                                    Name:  Daryll Schall
                                    Title: Senior Vice President

                                    By: /s/ Melissa V. Weiler
                                       ----------------------------
                                    Name:  Melissa V. Weiler
                                    Title: Managing Director


                                    TCW Advisers (Bermuda), Ltd.,
                                    as General Partner

                                    By: /s/ Melissa V. Weiler
                                       ----------------------------
                                    Name:  Melissa V. Weiler
                                    Title: Managing Director